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NATIONSBANK
NATIONSBANK OF TEXAS, N.A.
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                                  GUARANTY AGREEMENT
                          (Fremont Acquisition Company, LLC)

    This Guaranty Agreement ("GUARANTY"), is executed effective and delivered as of August 26, 1997, by FREMONT ACQUISITION COMPANY, LLC, a Delaware limited liability company whose principal place of business is located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, to and for the benefit of NATIONSBANK OF TEXAS, N.A., a national banking association, in its capacity as Agent (as defined herein) for and on behalf of the Credit Parties (as defined herein), whose principal place of business is located in Dallas County, Texas, as follows:

                                     DEFINITIONS:

    "AGENT" means NationsBank of Texas, N.A., a national banking association, as agent pursuant to the Loan and Security Agreement, whose principal place of business is located at 901 Main Street, Dallas, Texas 75202, or such successor agent as may be appointed pursuant to the Loan and Security Agreement.

    "BORROWER" means Kerr Group, Inc., a Delaware corporation, with its principal place of business located at 500 New Holland Avenue, Lancaster, Pennsylvania 17602-2104 and its successors and permitted assigns.

    "GUARANTEED OBLIGATIONS" means (i) all indebtedness, obligations and liabilities at any time, from time to time, included within the "Secured Obligations" (as defined in the Loan and Security Agreement, which definition is incorporated herein by reference), including, without limitation, all unpaid principal and accrued interest on the Loans as evidenced by each and all of the Notes and the Letter of Credit Obligations (all of such Notes and Letter of Credit Obligations whether now existing or hereafter arising), and all other fees, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses and other legal costs) and other monetary obligations of Borrower under the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and (ii) all renewals, extensions, modifications, rearrangements and increases of the indebtedness, liabilities and obligations described in CLAUSES (i) and (ii) above. The "Guaranteed Obligations" include, without limitation, all indebtedness, obligations and liabilities of the type or nature described above in accordance with the Loan Documents, at any time owing by any predecessor or successor of Borrower, specifically including, without limitation, Borrower as survivor of the Merger.

    "GUARANTOR" means Fremont Acquisition Company, LLC, a Delaware limited liability company, with its principal place of business located at 50 Fremont Street, Suite 3700, San Francisco, California 94105.


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    "LENDER" shall have the meaning prescribed for such term by the Loan and
    Security Agreement, which definition is incorporated herein by reference and, as of the effective date hereof, includes NationsBank and its successors and permitted assigns, and also includes any other Person who hereafter becomes a "Lender" as defined in and provided by the Loan and Security Agreement.

    "LOAN AND SECURITY AGREEMENT" means the certain Loan and Security Agreement of even date herewith among Agent, the Lenders from time to time party thereto, L/C Issuer (as defined therein) and Borrower, as such agreement may be renewed, extended, modified, amended or restated from time to time.

    "LOAN DOCUMENTS" means the "Loan Documents" as defined by the Loan and Security Agreement.

    "NATIONSBANK" means NationsBank of Texas, N.A., a national banking association, in its individual corporate capacity as a Lender, whose principal place of business is located at 901 Main Street, Dallas, Texas 75202.

Unless otherwise defined above, terms defined in the Loan and Security Agreement, wherever used herein, shall have the same meanings in this Guaranty as are set forth in the Loan and Security Agreement. Guarantor expressly acknowledges that it has read and is familiar with all such incorporated definitions and that incorporation of same herein shall be deemed to have the same effect and enforceability as though each of such incorporated definitions is set forth herein at length.

                                      RECITALS:

    A. Borrower, Agent, L/C Issuer and NationsBank have executed and entered into the Loan and Security Agreement, which provides for Loans by the Lenders to Borrower and for the issuance of Letters of Credit by L/C Issuer on the terms and conditions prescribed therein.

    B. This Guaranty is required by the Loan and Security Agreement and Guarantor's execution and delivery hereof is a condition (among other conditions) to Loans and Letters of Credit under the Loan and Security Agreement.

    C. Guarantor has determined that (i) it will directly and indirectly benefit from the availability of financing to Borrower thereunder and under the other transactions evidenced by and contemplated in the Loan Documents, (ii) it will benefit, directly and indirectly, from executing and delivering this Guaranty, and (iii) it is in Guarantor's best interest, and within its corporate purpose, to execute and deliver and, if called upon, to perform this Guaranty.

    NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                      AGREEMENT:

         GUARANTY OF GUARANTEED OBLIGATIONS. This Guaranty is executed by Guarantor pursuant to the Loan and Security Agreement and is for the benefit of Agent and the other Credit Parties. As an inducement to the Lenders to make Loans and extend and continue to extend credit and other financial accommodations to Borrower under the Loan Documents, and to L/C


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Issuer to provide Letters of Credit for the account of Borrower, Guarantor, for value received, does hereby unconditionally, irrevocably and absolutely guarantee the prompt and full payment and performance of the Guaranteed Obligations when due or declared to be due and at all times thereafter.

    2. NATURE OF GUARANTY. This Guaranty is and shall be an absolute, unconditional, irrevocable and continuing unlimited guaranty of payment, and not solely of collection. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan and Security Agreement, the Notes and the other Loan Documents, without setoff or counterclaim, and regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Credit Parties with respect thereto. The Guaranteed Obligations may be increased, reduced or paid in full at any time and from time to time without affecting the liability or obligation of Guarantor under this Guaranty with respect to all Guaranteed Obligations, whenever incurred or arising. All Guaranteed Obligations now or hereafter arising shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other Person now or hereafter obligated in respect of the Guaranteed Obligations, or any portion thereof. It is the intention of Guarantor and Agent that Guarantor's liabilities and obligations hereunder shall not be discharged except by Guarantor's full and complete payment and performance of such liabilities and obligations and then only to the extent of such payment and performance (to the extent not otherwise satisfied by Borrower or any other Person now or hereafter obligated in respect of the Guaranteed Obligations).

    3. REPRESENTATIONS AND WARRANTIES. In connection with this Guaranty, Guarantor hereby represents and warrants to Lender that:

         (a) Guarantor owns 100% of the issued and outstanding Capital Stock of Kerr Acquisition Corporation, a Delaware corporation, which owns not less than 51.0% of Borrower's Capital Stock on an as converted and fully diluted basis; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Loan and Security Agreement and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and corporate purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the businesses of Borrower and Guarantor; and, the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder.

         (b) Guarantor (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the state of its formation,
    (ii) is duly qualified and in good standing under the laws of each jurisdiction in which the failure to so qualify has a reasonable likelihood of having a Materially Adverse Effect, (iii) has all requisite power and authority to own its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (iv) is in compliance with its Certificate of Formation and Operating Agreement, (v) is in compliance with all other requirements of Applicable Law except for such noncompliance as in the aggregate would not have a Materially Adverse Effect, and (vi) has all


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    Governmental Approvals necessary for the ownership, operation and conduct of its business.

         (c) The execution, delivery and performance by Guarantor of this Guaranty and any other Loan Document to which it is a party: (i) are within its power; (ii) have been duly authorized by all necessary action, including, without limitation, the consent of members where required; and
    (iii) do not and will not (A) contravene its Certificate of Formation or Operating Agreement or other comparable governing documents, (B) violate any Applicable Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority except to the extent that any such violation could not reasonably be expected to have a Materially Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material contract, agreement or instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets, (D) result in the creation or imposition of any Lien upon any of its property other than those in favor of Agent for the benefit of the Credit Parties and Liens permitted by the Loan and Security Agreement, or (E) require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, except to the extent that the failure to obtain such consent or approval could not reasonably be expected to have a Materially Adverse Effect.

         (d) All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with Applicable Law. This Guaranty has been duly executed and delivered by Guarantor and is the legal, valid and binding obligation of Guarantor enforceable against it in accordance with its terms, subject to Applicable Law regarding insolvency (only insofar as any such Applicable Law relates to the bankruptcy, insolvency or similar event of Guarantor).

         (e) There are no pending or, to the knowledge of Guarantor, threatened actions, investigations or proceedings to which Guarantor or any of its Subsidiaries (excluding Borrower) is or could reasonably be expected to become a party or, to Guarantor's knowledge, affecting Guarantor or any of its Subsidiaries (excluding Borrower) before any Governmental Authority with respect to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, is reasonably likely to have a Material Adverse Effect. The performance by Guarantor under this Guaranty and under any other Loan Document to which it is a party is not restrained or enjoined (either temporarily, preliminarily or permanently) and no material adverse conditions have been imposed by any Governmental Authority upon any of the foregoing transactions.

         (f) Guarantor is currently informed of the financial condition of Borrower and any and all other Persons obligated in respect of the Guaranteed Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor has read and understands the


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    terms and conditions of the Loan Documents.  Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; PROVIDED, HOWEVER, Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty. Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower. Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations. Neither Agent, nor any other Credit Party, has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

    4. COVENANTS. Throughout the term of and in any event until payment and performance in full of the Guaranteed Obligations (unless otherwise allowed by prior written consent of Agent):

         (a) Guarantor will keep itself informed of the financial condition of Borrower and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations, without reliance upon any Credit Party.

         (b) Guarantor will not engage in any business, activity or operations other than owning and holding the Capital Stock of Kerr Acquisition Corporation or Borrower and acting as Guarantor in respect of the Guaranteed Obligations, and activities directly related to the foregoing.

         (c)  Guarantor will not merge or consolidate with or into any Person.

    5. OBLIGATIONS NOT IMPAIRED. Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) lack of corporate power of Borrower, Guarantor or any other Loan Party of all or any part of the Guaranteed Obligations, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other Loan Party of all or any part of the Guaranteed Obligations, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other Loan Party of all or any part of the Guaranteed Obligations, or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Obligations, whether occurring by reason of law or otherwise; (iv) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents; (v) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations or this Guaranty; (vi) the taking or accepting of any other guaranty for all or any part of the Guaranteed Obligations; (vii) any failure to acquire, perfect or continue any Lien on Collateral securing all or any part of the Guaranteed Obligations or this Guaranty; (viii) any exchange, release or subordination of any Lien on any Collateral, or any release, amendment, waiver or subordination of any term of any guaranty of the Guaranteed Obligations

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or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (ix) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty in a commercially reasonable manner or as otherwise may be required by Applicable Law; (x) any merger, reorganization, consolidation or dissolution of Borrower or Guarantor, any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any change in name, business, organization, location, composition, structure or organization of Borrower or any change in the shareholders of Borrower or Guarantor (whether by accession, secession, death, dissolution, transfer of assets or otherwise; (xi) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents;
(xii) avoidance or subordination of the Guaranteed Obligations, or any portion thereof, (xiii) the unenforceability of all or any part of the Guaranteed Obligations against Borrower by reason of the fact that the interest contracted for, charged or received in respect of the Guaranteed Obligations exceeds the amount permitted by Applicable Law; (xiv) any waiver, consent, extension, forbearance or granting of any indulgence by the Credit Parties with respect to the Guaranteed Obligations or any provision of any of the Loan Documents; (xv) any delay in or lack of enforcement of any remedies under the Loan Documents; (xvi) the act of creating all or any part of the Guaranteed Obligations is ULTRA VIRES, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (xvii) any election of remedies by any of the Credit Parties; (xviii) any of the Loan Documents were forged, (xix) the election by any of the Credit Parties in any proceeding under the United States Bankruptcy Code of the application of Section 1111(b)(2) thereof; (xx) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code; (xxi) the disallowance in bankruptcy of all or any portion of the claims of any of the Credit Parties for payment of any of the Guaranteed Obligations; (xxii) withdrawal from, or termination of, any ownership interest in Guarantor or Borrower, or (xxiii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to Borrower or Guarantor (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full).

    6.   CONSENT AND WAIVER.

         (a) Guarantor hereby waives: (i) notice of acceptance of this Guaranty; (ii) notice of any Loans, Letters of Credit or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, SUBJECT, HOWEVER, to Guarantor's right to make inquiry of Agent to ascertain the amount thereof at any reasonable time;
    (iv) notice of any adverse change in the financial condition of Borrower or any other Person or of any other fact that might increase or otherwise change Guarantor's risk with respect to the Guaranteed Obligations, Borrower or any other Person under this Guaranty; (v) notice of presentment for payment, demand, protest and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence or promptness in enforcement and indulgences of every kind as to any promissory notes or other instruments among the Loan Documents; (vi) notice of any of the events or circumstances enumerated in PARAGRAPH 5 hereof, and all other notices and demands to which Guarantor might otherwise be entitled (except if such notice is specifically required to be given to Guarantor hereunder or under any of the Loan Documents to which Guarantor is a party), (vii) any requirement that any of the Credit


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    Parties protect, secure, perfect or insure any Lien on any Collateral or other property subject thereto or exhaust any right or take any action against Borrower or any other Person or any Collateral, (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or of any Liens in the Collateral; (ix) all rights by which Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against Borrower or any other guarantor, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise or (x) any other defense of Borrower or any other guarantor (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full).

        (b) Guarantor hereby waives and agrees not to assert against any Credit Party: (i) any defense, setoff, counterclaim or claim of any kind or nature available to Borrower or any other guarantor against any Credit Party, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (ii) to the extent allowed by Applicable Law, any right or defense arising by reason of any claim or defense based upon an election of remedies by any Credit Party under any Applicable Law.

        (c) Agent shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Agent to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's right to proceed in any other form of action or proceeding or against other parties unless Agent has expressly waived such right in writing. Without limiting the foregoing, no action or proceeding by any Credit Party under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that the Credit Parties finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations.

        (d) Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure or refusal of any Credit Party to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any Collateral or any other security for or guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other guarantor or other Person of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or
    (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

        (e) Agent may at any time, without the consent of or notice to Guarantor (but otherwise subject to any requirement for consent of any or all of the Lenders as

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    prescribed by the Loan and Security Agreement), without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund or alter all or any part of the Guaranteed Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any Collateral and any Lien securing all or any part of the Guaranteed Obligations or this Guaranty or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any obligations, indebtedness or liabilities which may be due or become due to the Credit Parties or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other property of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to the Credit Parties, if any, not guaranteed under this Guaranty; (vii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower or any other guarantor in respect thereof;
    (viii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (ix) partially or fully release or substitute any guarantor, or enforce, exchange, release or waive any security for the Guaranteed Obligations, or any portion thereof, (x) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally or separately, and apply any amounts obtained by Agent in such manner as Agent may elect, subject to the Loan Documents, and (xi) apply any sums paid to the Credit Parties by Guarantor, Borrower or others to the Guaranteed Obligations as provided by the Loan Documents.

        (f) Should Agent or any other Credit Party seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against Borrower, any other guarantor or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against Borrower or any other Person, or that Borrower or any other Person should be joined in such cause, or (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty. Such waiver shall be without prejudice to Agent's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

        (g) If, in connection with the exercise of any of its rights and remedies, Agent or any other Credit Party shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against Borrower or any other Person, whether because of any Applicable Law pertaining to "election of remedies," disposition of collateral or the like, Guarantor hereby consents to such action by such Credit Party

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    and waives any claim based upon such action.  Any action which results in the denial or impairment of any such right to seek a deficiency judgment against Borrower shall not impair the obligation of Guarantor to pay the full amount of the Guaranteed Obligations or any other obligation of Guarantor contained herein.

         (h) Guarantor agrees that if, after the occurrence and during the continuance of a Default or Event of Default, Agent, for the benefit of the Credit Parties, is prevented by Applicable Law from exercising its right to accelerate the maturity of all or any portion of the Guaranteed Obligations, to collect interest thereon or to enforce or exercise any other right or remedy with respect thereto, or Agent is prevented from taking any action to realize on the Collateral, Guarantor agrees to pay to Agent, for the account of the Credit Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Credit Parties, as the case may be.

         (i) Guarantor hereby assumes sole responsibility for keeping itself informed of the financial condition of Borrower and of each other guarantor of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof. Guarantor hereby agrees that neither Agent nor any other Credit Party shall have any obligation or duty to advise Guarantor of information known to any of them regarding such condition or any such circumstance. In the event that Agent or any other Credit Party in its sole discretion undertakes at any time or from time to time to provide any such information to Guarantor, such Person shall be under no obligation (i) to undertake any investigation not a part of its regular business routine,
    (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, it wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

         (j) Guarantor consents and agrees that neither Agent nor any of the other Credit Parties shall be under any obligation to marshal any assets in favor of Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

         (k) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Agent or any other Credit Party, respectively, and their respective directors, officers, employees, representatives or agents in connection with administration of the Guaranteed Obligations, except for willful misconduct and gross negligence.

    7. RELEASE, SUBSTITUTION OF COLLATERAL. Guarantor agrees that Agent may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder. Guarantor further agrees that, if Borrower or any other Person executes in favor of Agent or any other Credit Party any security agreement, collateral agreement, mortgage, deed of trust, collateral

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assignment or other security instrument, the exercise of any right or remedy thereby conferred shall be wholly discretionary with such Credit Party and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that the Credit Parties shall not be liable for any failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security, or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations.

    8. DEFAULT. Upon the occurrence and during the continuation of a Default or Event of Default, Guarantor shall, on demand by Agent and without further notice of dishonor and without notice of any kind to Borrower, Guarantor or any other Person whether contemporaneously with, or previous or subsequent to, such demand, promptly pay to Agent, for the benefit of the Credit Parties, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by Agent from time to time, at Agent's office located in Dallas County, Texas or at such other place as Agent may specify to Guarantor in writing. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Agent, and Guarantor expressly and unconditionally agrees to make such payment in full.

    9.   NO WAIVER, REMEDIES.

         (a) No failure on the part of Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Agent, and then only in the specific instance and for the purpose given. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law or any of the other Loan Documents.

         (b) Failure by Agent or any other Credit Party at any time or times hereafter to require strict performance by Borrower, Guarantor or any other Person of any of the requirements contained in any of the Loan Documents now or at any time, from time to time, hereafter executed and delivered by Borrower, Guarantor or any other Person shall not waive, affect or diminish the right to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of Agent or any other Credit Party, or any agent, officer or employee thereof, respectively.

         (c) No waiver of any Default or Event of Default or any other breach, default or requirement shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion, and no action permitted hereunder shall in way affect or impair any of the rights of Agent or the other Credit Parties or the obligations of Guarantor under this Guaranty or under any of the other

    Loan Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Obligations shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

    10. NOTICE OF SALE. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations or this Guaranty, it is agreed that at least ten (10) Business Days notice of the time and place of any public sale, or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements; PROVIDED, HOWEVER, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

    11. PAYMENT BY GUARANTOR. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Agent contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Agent receives such notice in the manner otherwise prescribed for notices hereunder. In the absence of such notice in compliance with the provisions hereof, any sum received by Agent or any other Credit Party on account of the Guaranteed Obligations shall be conclusively deemed paid by Borrower.

    12. AGENT. Agent shall have all of the rights, powers and benefits, for itself and on behalf of the other Credit Parties, as are prescribed by the Loan Documents. Guarantor's performance of this Guaranty is for the benefit of Agent and the other Credit Parties according to their respective interests as provided in the Loan and Security Agreement.

    13. CUMULATIVE REMEDIES; NO ELECTION. If Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Agent hereunder shall be cumulative of any and all other rights and remedies that Agent or any other Credit Party may ever have against Guarantor. The exercise by Agent or any other Credit Party of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all other guaranties or security heretofore, concurrently herewith or hereafter executed and/or delivered by Guarantor to or in favor of Agent or any other Credit Party relating to the Guaranteed Obligations, and nothing herein shall ever be deemed to in any way negate or replace any such other guaranties or security; PROVIDED, HOWEVER, that Agent shall have all of its rights and remedies under this Guaranty irrespective of anything to the contrary contained in any such other guaranties or security. This Guaranty may be enforced from time to time as often as occasion therefor may arise as may be determined by Agent, and it is agreed and understood that it shall not be necessary for Agent, in order to enforce payment by Guarantor, first to exercise any rights or remedies against Borrower, the Collateral or any other Person under the Loan Documents or Applicable Law, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.

    14. LIMITATION OF LIABILITY. Notwithstanding the other provisions of this Guaranty, Guarantor's liability under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to the value, as assets (as determined under the applicable provisions of such laws) of any rights of Guarantor to subrogation or contribution from Borrower or any other Person pursuant to Applicable Law or any agreement providing for an equitable allocation among Guarantor, Borrower and any other Person of their respective obligations thereunder.

    15. BINDING EFFECT. This Guaranty is for the benefit of Agent (for the benefit of the Credit Parties) and its successors and assigns, and in the event of an assignment by Agent or any other Credit Party, or their respective successors or assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities and obligations without necessity of further express action. This Guaranty is binding upon Guarantor, and its successors and assigns.

    16. WAIVER OF SUBROGATION, CONTRIBUTION AND OTHER RIGHTS. UPON PAYMENT BY GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY GUARANTOR), ALL RIGHTS OF GUARANTOR AGAINST BORROWER ARISING AS A RESULT THEREFROM BY WAY OF RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS. GUARANTOR SHALL NOT HAVE, AND HEREBY WAIVES, ANY RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE AGAINST OR FROM BORROWER UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL. IN ADDITION TO THE FOREGOING, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST AGENT, ANY OTHER CREDIT PARTY, BORROWER OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY.

    17. SUBORDINATION OF INDEBTEDNESS AND LIENS. The payment of any and all principal of and interest on all indebtedness of Borrower, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor (herein called the "SUBORDINATED DEBT"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this paragraph. Except as may be expressly permitted by the Loan and Security Agreement, no payment shall be made on or with respect to the Subordinated Debt (whether owed to Guarantor or any Affiliate of Guarantor) unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that Guarantor or any Affiliate of Guarantor shall receive any payment on account of the Subordinated Debt in violation of this paragraph, Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Agent, for the benefit of the Credit Parties, and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Agent, in the form received, to be applied to the Guaranteed Obligations. All Liens, if any, at any time securing payment of all or any part of the Subordinated Debt (herein called the "SUBORDINATED LIENS") shall be and remain inferior and subordinate to the Liens securing payment of all or any part of the Obligations or the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed or recorded (PROVIDED, that the foregoing shall not be interpreted or deemed to allow the existence of any such Liens to the extent otherwise prohibited by the Loan Documents). Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against Borrower or foreclose, repossess, sequester or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership or other debtor relief law) to enforce any Subordinated Lien on any assets of Borrower or any other Person unless and until the Guaranteed Obligations shall have been paid and performed in full. The terms and provisions of this paragraph are given by Guarantor as additional rights and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by Guarantor to or in favor of Agent or any other Credit Party, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent or subsequent subordination agreements. All promissory notes, ledgers and other evidences of the Subordinated Debt, and all mortgages, deed of trusts, security agreements, assignments and other security documents, if any, at any time evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and Liens evidenced thereby are subordinated as provided in this paragraph.

    18. RIGHT OF SETOFF. Guarantor hereby grants to Agent and each other Credit Party a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any such other Credit Party from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Agent or any such other Credit Party at any time existing. The right of setoff granted pursuant to this paragraph shall be cumulative of and in addition to Agent's or any such other Credit Party's common law right of setoff.

    19. FURTHER ASSURANCES. Upon the request of Agent, Guarantor will, at any time and from time to time, duly execute and deliver to Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the opinion of Agent, to obtain the full benefits of this Guaranty.

    20. INVALID PROVISIONS. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law.

    21. MODIFICATION IN WRITING. No modification, consent, amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Agent and then shall be effective only in the specific instance and for the specific purpose for which given.

    22. NO WAIVER, ETC. No notice to or demand on, or consent by, Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand, or right to grant or refuse consent, in similar or other circumstances. No delay or omission by Agent in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

    23. CUMULATIVE RIGHTS. All rights and remedies of Agent hereunder are cumulative of each other and of every other right or remedy which Agent or any other Credit Party may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

    24. EXPENSES. Guarantor agrees to pay on demand by Agent all costs and expenses incurred by Agent in connection with the negotiation, preparation, execution and performance of the terms and provisions of this Guaranty and any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to Agent. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Agent all costs and expenses incurred by Agent in the enforcement of this Guaranty from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Agent.

    25. APPLICABLE LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

    26. NO ORAL AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN GUARANTOR AND AGENT RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN GUARANTOR AND AGENT. THIS GUARANTY SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY.

    27. NOTICES. Unless otherwise specifically provided in this Guaranty, all notices or other communications required or permitted to be given under this Guaranty shall be given, if to Agent, as specified in the Loan and Security Agreement, or if to Guarantor, as specified in the Loan and Security Agreement but otherwise to Guarantor's address specified in the introductory paragraph hereof.

    28. CHOICE OF FORUM; SERVICE OF PROCESS AND JURISDICTION. Any suit, action or proceeding against Guarantor or Agent with respect to this Guaranty shall be brought, served and maintained in the state or federal courts located in the State of Texas or otherwise as specified in the Loan and Security Agreement.

    29. SURVIVAL. All representations, warranties, covenants and agreements of Guarantor in this Guaranty shall survive the execution of this Guaranty.

    30. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

    31. INTEREST LIMITATION. Notwithstanding anything to the contrary contained or referred to in this Guaranty, in no contingency or event whatsoever shall the amount of interest under the Loan Documents, including, without limitation, this Guaranty, paid by any Person, received by the Lenders, agreed to be paid by any Person, or requested or demanded to be paid by the Lenders, exceed the Maximum Rate. In the event any such sums paid to Lender would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid amount of the Guaranteed Obligations or, if the amount of such excess exceeds said unpaid amount, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Guaranteed Obligations throughout the full term of the Loan and Security Agreement until the Guaranteed Obligations are paid in full. Notwithstanding any provisions contained in the Loan Documents, or in any Notes or other related documents executed pursuant thereto, the Lenders shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event any Lender ever receives, collects or applies any amount in respect of Borrower that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Guaranteed Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under

Applicable Law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the Guaranteed Obligations were outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require payment of any interest, fees, costs or charges greater than is permitted by Applicable Law.

    32. LITIGATION; WAIVER OF TRIAL BY JURY. GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST GUARANTOR ARISING OUT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN GUARANTOR AND AGENT OR ANY LENDER OF ANY KIND OR NATURE. GUARANTOR ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING. GUARANTOR HEREBY AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF TEXAS OR, AT THE OPTION OF AGENT OR ANY LENDER, ANY COURT IN WHICH AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. WITHOUT LIMITING THE APPLICABILITY OF ANY LAW PROVIDING FOR SERVICE OF PROCESS UPON A STATUTORY AGENT AND NOTIFICATION THEREOF BY MAIL, GUARANTOR HEREBY WAIVES (TO THE FULLEST EXTENT ALLOWED BY LAW) PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREES (TO THE FULLEST EXTENT ALLOWED BY LAW) THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GUARANTOR AT THE ADDRESS OF GUARANTOR SET FORTH IN THE INTRODUCTORY PARAGRAPH OF THIS GUARANTY. SHOULD GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

    33. IRREVOCABLE NATURE OF GUARANTY. This Guaranty may not be revoked by Guarantor; PROVIDED, HOWEVER, that in the event it shall be judicially determined that Guarantor shall have any right, by Applicable Law notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, Guarantor may deliver to Agent written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created or incurred after Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by Agent (the "EFFECTIVE REVOCATION TIME"); PROVIDED FURTHER, HOWEVER, that such notice shall not be effective as to, and shall not in any way restrict, limit, impair, release or otherwise affect the indebtedness, liabilities or obligations of Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities or obligations under the Loan and Security Agreement, the Notes or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances or extensions of credit at any time made or created under the Loan and Security Agreement, whether or not agreed, committed or contemplated to be made by the Lenders and whether or not discretionary with the Lenders), (b) any Guaranteed Obligations arising, created or incurred prior to the Effective Revocation Time, (c) any renewals, extensions or modifications of the indebtedness, liabilities or obligations referred to in CLAUSES (a) and (b) preceding, whether occurring before or after the Effective Revocation Time, or
(d) any interest or costs of collection with respect to any of the indebtedness, liabilities or obligations referred to in CLAUSES (a), (b) or (c) preceding. Guarantor acknowledges that any such revocation or attempted revocation by Guarantor, whether or not valid under Applicable Law, shall in any event constitute an Event of Default under the Loan Documents.

    34. HEADINGS. Guarantor agrees that the paragraph headings in this Guaranty are for convenience of identification only and do not limit any of the provisions of this Guaranty.


    IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the effective date specified in the introductory paragraph of this Guaranty.


                                  GUARANTOR:

                                  FREMONT ACQUISITION COMPANY, LLC,
                                  a Delaware limited liability company



                                  By: /s/ Gregory P. Spivy
                                      ----------------------------------------
                                  Name:  Gregory P. Spivy
                                        --------------------------------------
                                  Title:   Vice President
                                         -------------------------------------